EXHIBIT 32
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         CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND INTERIM PRINCIPAL
                   FINANCIAL AND PRINCIPAL ACCOUNTING OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       I, Leland F. Wilson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of VIVUS, Inc. on Form 10-Q for the period ending September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of VIVUS, Inc.

November 8, 2004                       By:       /s/  LELAND F. WILSON
                                           ------------------------------
                                           Leland F. Wilson
                                           President and Chief Executive Officer




       I, Lori E. Forrest, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of VIVUS, Inc. on Form 10-Q for the period ending September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of VIVUS, Inc.

November 8, 2004                       By:       /s/  LORI E. FORREST
                                           ------------------------------
                                           Lori E. Forrest
                                           Interim Principal Financial and
                                           Principal Accounting Officer